SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 17, 2025

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9745 Businesspark Ave, San Diego, California 92131

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

International Stem Cell Corporation (the “Company”) held its Annual Meeting of Stockholders on June 17, 2025. The stockholders considered two proposals, which are described in more detail in the Company’s definitive proxy statement dated April 24, 2025.

Proposal 1:   Election of four directors to hold office until the 2026 Annual Meeting:

A.	Directors elected by holders of Series D Preferred Stock:

	FOR	WITHHELD
Andrey Semechkin	2,457,143	0
Russell Kern	2,457,143	0

B.	Directors elected by holders of all shares of stock (including shares of preferred stock voting on an as-converted basis):

	FOR	WITHHELD
Donald A. Wright	7,772,429	19,267
Paul V. Maier	7,772,429	19,267

Broker Non-Votes: none

All of the foregoing candidates were elected.

Proposal 2:   To approve, on an advisory basis, the compensation of our named executive officers as disclosed in the proxy statement.

FOR	Against	ABSTAIN
7,715,844	73,393	2,459

Broker Non-Votes: none

Proposal 3:   To vote, on an advisory basis, of the frequency of advisory votes on executive compensation.

1 Year	2 Years	3 Years	ABSTAIN
142,581	50,443	7,593,833	4,839

Broker Non-Votes: none

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

Date: November 18, 2025	By:	/s/ Russell Kern
Russell Kern
Executive Vice President, Chief Scientific Officer and Principal Financial Officer

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